--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                   PRINCIPAL
                                  RETURN FUND
                            SECURITY AND GROWTH FUND
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               CLASSIC SERIES | SEMI-ANNUAL REPORT | MAY 31, 2001

                              [LOGO] Smith Barney
                                     Mutual Funds
                              Your Serious Money. Professionally Managed.(SM)

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            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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

Dear Shareholder,

            [PHOTO OMITTED]            [PHOTO OMITTED]

            HEATH B.                   John G.
            MCLENDON                   Goode

            Chairman                   Vice President and
                                       Investment Officer

We are pleased to present the semi-annual report for the Smith Barney Principal Return Fund -- Security and Growth Fund ("Fund") for the period ended May 31, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategy. We hope you find this report to be useful and informative.

Performance Update

For the six months ended May 31, 2001, the Fund returned 13.81%.(1) In comparison, the Russell 2000 Index(2) and the Lehman Brothers Intermediate Term Government Bond Index(3) returned 11.30% and 4.92%, respectively, for the same period. At the close of the reporting period, the Fund had 60% of its assets in common and preferred stocks, with the remainder in zero-coupon Treasuries maturing in August 2005, as well as cash equivalents.

Investment Strategies and Asset Allocation in Last Fiscal Year
These weights show the contributions of the stock and bond segments of the Fund's portfolio (exclusive of cash equivalents) to its 13.81% return over the six months ended May 31, 2001. (Past performance is not indicative of future results.)

                                              11/30/00 - 5/31/01    Weighted
                                     Weight      Performance      Performance
                                 --------------------------------------------
   Common & Preferred Stocks           62%          19.5%            12.1%
   Zero-Coupon Treasuries              38%           4.5%             1.7%
                                 --------------------------------------------
   Security and Growth Fund           100%                           13.8%

The table above shows that the common stock segment appreciated 19.5% during the period, compared to approximately 4.5% for zero-coupon treasuries. The last six months generally have witnessed lower interest rates, which translate into

----------
(1) The investment return cited does not reflect sales charges because the minimum initial sales charge of 4.00% was only applicable during the Fund's initial offering.
(2) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
(3) The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency securities. Please note that an investor cannot invest directly in an index.


      1 Security and Growth Fund | 2001 Semi-Annual Report to Shareholders higher bond prices. Though the Fund's bond holdings have only about four years of remaining life, they too have benefited from the lower interest rate environment.

The Fund is a multi-cap fund holding positions in small, medium and large capitalization companies. Generally speaking, the Fund will typically hold a substantial position in small- and mid-cap companies. We define small-cap companies as those with market capitalizations of less than two billion, and mid-cap companies as having market capitalizations of between two and ten billion. Currently, small capitalization companies make up 29% of the Fund's equity holdings and mid-cap companies comprise 34%.

As a multi-cap fund, our approach is to identify leading franchises selling at what we deem to be depressed prices for reasons we believe to be temporary. In other words, we like to purchase "rubber balls" -- that is, companies with good long-term prospects that, in the near term, may be out-of-favor with investors. We expect these companies' share prices to rebound as they return to investor favor in the future. In selecting companies for the portfolio, we try to avoid "broken eggs" --companies that have relatively low valuations, but deservedly so. For example, many Internet-related companies have experienced share price declines of 80%-90%. Only a limited number of such companies will survive today's economic retrenchment. We believe that these companies appear "cheap," but are most likely to fall into the "broken egg" category.

Included below are the Fund's 20 largest equity holdings at the time of this report. This list shows the eclectic nature of the Fund's selections. Some are large-cap companies such as Schering-Plough Corp., Dow Chemical Co. and Nippon Telegraph and Telephone Corp., whereas most are smaller companies.

 1 Schering-Plough Corp.                  11 Countrywide Credit Industries, Inc.
 2 Carnival Corp.                         12 Allegheny Technologies, Inc.
 3 Varco International, Inc.              13 Clayton Homes, Inc.
 4 The Dow Chemical Co.                   14 Hasbro, Inc.
 5 Rohm and Haas Co.                      15 Mattel, Inc.
 6 Engelhard Corp.                        16 XOMA Ltd.
 7 Enzo Biochem, Inc.                     17 First American Corp.
 8 Nippon Telegraph and Telephone Corp.,  18 Equifax Inc.
   Sponsored ADR                          19 Callaway Golf Co.
 9 Albertson's, Inc.                      20 USX - Marathon Group
10 Global Crossing Ltd.

During the reporting period, the Fund went off its "technology-free diet," which had been in effect since March of 2000. At that time, we had decided that a "bubble" was in place, and that stock valuations had reached levels that were unlikely to be sustained. In December 2000, and then in March and April of 2001, many


     2 Security and Growth Fund | 2001 Semi-Annual Report to Shareholders technology and telecommunications valuations reached levels that appeared to be reasonably attractive. (We specify "reasonably" because, even with 70% to 90% share price declines, many companies' shares still sold near the upper end of the value range we had determined.) As a result, during the last six months, the Fund has invested in what we deemed to be attractively valued technology stocks as opportunities arose.

Significant purchases in technology companies included Electronics for Imaging, Inc., S1 Corp., LSI Logic Corp., Applied Materials, Inc., Global Crossing Ltd., RealNetworks, Inc., Hewlett-Packard Co., Mobile Telesystems, Nippon Telegraph and Telephone Corp., Symantec Corp., Lattice Semiconductor Corp., Corning Inc. and Agere Systems Inc. Other significant purchases included Hasbro, Inc., Enzo Biochem, Inc., Fluor Corp., Murphy Oil Corp., The St. Joe Co., Carnival Corp., Schering-Plough Corp., Federal Agricultural Mortgage Corp., XOMA Ltd., ICN Pharmaceuticals, Inc., Fleetwood Enterprises, Inc., Delphi Automotive Systems Corp. and Newell Rubbermaid Inc.

During the period, the Fund sold several stocks that had reached our target levels, including Precision Castparts Corp., Numerical Technologies, Casella Waste, Borland Software Corp., Cullen/Frost Bankers, Inc., CIT Group Inc. (Now:
Tyco International Ltd. "TYC"), and Sonic WALL Inc. Other sales during the most recent six-month period included Kaiser Aluminum Corp., Exodus Communications, Inc., Genuit Inc. `A', Lucent Technologies Inc. and IKOS Systems Inc.

Market Outlook

History has taught investors the valuable lesson, "Don't fight the Fed," meaning that investors should expect to see a stronger stock market once the Fed becomes aggressive in reducing interest rates and injecting liquidity into the economy. While we do believe that the U.S. stock markets have bottomed out, we also believe that an economic recovery will be an extended affair. We expect future graphs of the stock market indices to show a slower "U-shaped" recovery rather than a quick "V-shaped" bounce-back due to factors that may temper the Fed's actions: Consumers are loaded with debt, and the savings rate has been close to zero in recent years. In California and other parts of the country, energy prices are up substantially. This "energy tax" on consumers may have a greater negative impact than any benefits they will receive from the recently enacted tax cuts.

Finally, far too much money has been spent on technology and telecommunications products in the last few years. As a result, capacity additions were exceedingly high. It is unlikely that aggressive monetary policies can do much to


     3 Security and Growth Fund | 2001 Semi-Annual Report to Shareholders address this problem. We continue to see vestiges of the "casino mentality" that prevailed 15 months ago. Investors are hoping to see a decisive bottom to the market and the re-emergence of strong market performance so that the speculative binge can begin again.

We believe we are in a "back to the basics" era of investing. Diversification will be important, and may serve to enhance returns rather than just moderating risk. A market bottom that takes time to develop will require that investors commit their funds over time. We expect that solid investment returns lie ahead, but that they may come from surprising places. For example, the Fund has a meaningful commitment to the mobile home industry, arguably one of the worst places to have been in the last two to three years. Five years from now, we think the "rear view mirror" will show many present day pariahs as the source of relatively high returns.

We believe our investment approach is well suited to the investment realities likely to be in force over the next five years. The following are the circumstances that we believe may prevail in the next few years:

o Market returns may be lower. Since 1925, the years 1948-1957 and 1990-1999 represented the best ten-year holding periods for stocks by a wide margin. In both cases, P/E expansion played a pivotal role in generating historically high returns. Between 1995 and 2000, for example, P/E ratios for the Standard and Poor's 500 Index ("S&P 500")(4) doubled, generating 15% per year of appreciation from P/E expansion alone. In our judgment, it is unlikely that P/E multiples will continue to expand during the next three to five years.

o Lower market returns suggest a broader stock market. In 1998 and 1999, it took only 12 stocks to account for more than 50% of the annual performance of leading indexes such as the S&P 500 and the Nasdaq Composite Index.(5) We believe the market will broaden in the next few years because it makes good sense mathematically. If market returns are lower, by definition, many more stocks can meet this "hurdle rate of return."

----------
(4) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(5) The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.


     4  Security and Growth Fund | 2001 Semi-Annual Report to Shareholders

o As a result of the Fed's interest rate reductions, the yield curve(6) is now relatively steep. Historically, a steepening yield curve environment has been one in which secondary and smaller companies have outperformed larger companies. If one looks at the relative valuations of small- and mid-cap stocks versus large-cap stocks since the early 1970's, the former are at their lowest relative prices in the last 30 years -- even after a substantial rally in the last year. We believe that small- and mid-cap stocks will outperform large-cap companies in the coming years.

As value managers, we believe our investment style is well suited to the opportunities and challenges that lie ahead.

Thank you for your investment in the Smith Barney Principal Return Fund -- Security and Growth Fund.

Sincerely,


/s/ Heath B. McLendon                   /s/ John G. Goode


Heath B. McLendon                       John G. Goode
Chairman                                Vice President and
                                        Investment Officer


June 7, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 10 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of May 31, 2001 and is subject to change.

----------
(6) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.


     5  Security and Growth Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Historical Performance
================================================================================

                       Net Asset Value
                    ---------------------
                    Beginning      End       Income    Capital Gain     Total
Period Ended        of Period   of Period  Dividends  Distributions   Returns(1)
================================================================================
5/31/01               $ 9.92     $10.98      $0.29        $0.00         13.81%+
--------------------------------------------------------------------------------
11/30/00                9.56       9.92       0.39         3.40         43.74
--------------------------------------------------------------------------------
11/30/99                8.73       9.56       0.31         0.00         13.47
--------------------------------------------------------------------------------
11/30/98               10.12       8.73       0.28         0.08        (10.43)
--------------------------------------------------------------------------------
11/30/97               10.22      10.12       0.03         1.75         16.42
--------------------------------------------------------------------------------
11/30/96               10.68      10.22       0.62         0.99         11.15
--------------------------------------------------------------------------------
3/30/95* - 11/30/95     9.60      10.68       0.00         0.14         12.70+
================================================================================
Total                                        $1.92        $6.36
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Returns
================================================================================

                                                 Without              With
                                            Sales Charges(1)    Sales Charges(2)
================================================================================
Six Months Ended 5/31/01+                        13.81%               N/A
--------------------------------------------------------------------------------
Year Ended 5/31/01                               23.42                N/A
--------------------------------------------------------------------------------
Five Years Ended 5/31/01                         14.11                N/A
--------------------------------------------------------------------------------
3/30/95* through 5/31/01                         15.44               14.68%
================================================================================

================================================================================
Cumulative Total Return
================================================================================

                                                                    Without
                                                                Sales Charges(1)
================================================================================
3/30/95* through 5/31/01                                            142.48%
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, shares reflect the deduction of the maximum initial sales charge of 4.00% which was applicable during the initial offering period.

+ Total return is not annualized, as it may not be representative of the total return for the year.

*     Commencement of operations.


     6  Security and Growth Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

                   Growth of $10,000 Invested in Shares of the
               Security and Growth Fund vs. Russell 2000 Index and
            Lehman Brothers Intermediate Term Government Bond Index+
--------------------------------------------------------------------------------
                             March 1995 -- May 2001

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                 Security and        Russell             Lehman Brothers
                 Growth Fund       2000 Index     Intermediate Term Gov't Index
                 ------------      ----------     -----------------------------
  3/30/95            9600             10000                 10000
    11/95           10819             11963                 10877
    11/96           12025             13938                 11493
    11/97           14000             17201                 12214
    11/98           12540             16062                 13306
    11/99           14229             18579                 13466
    11/00           20454             19488                 14798
5/31/2001           23278             21857                 15527

+ Hypothetical illustration of $10,000 invested in shares of the Fund on March 30, 1995 (commencement of operations), assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2001. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency securities. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. An investor may not invest directly in an index.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


     7  Security and Growth Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                                 May 31, 2001
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
COMMON STOCK--59.5%
Aerospace/Defense--1.2%
     44,200   Raytheon Co.+*                                       $  1,315,834
--------------------------------------------------------------------------------
Automotive--0.3%
     20,000   Delphi Automotive Systems Corp.                           294,000
--------------------------------------------------------------------------------
Basic Materials--2.5%
     73,200   Allegheny Technologies, Inc.                            1,510,848
     89,300   RTI International Metals, Inc.+                         1,287,706
--------------------------------------------------------------------------------
                                                                      2,798,554
--------------------------------------------------------------------------------
Building/Construction--3.6%
    101,700   Clayton Homes, Inc.                                     1,496,007
    100,000   Fleetwood Enterprises, Inc.                             1,204,000
     10,000   Fluor Corp.*                                              583,200
     40,000   Royal Group Technologies Ltd.+*                           644,800
--------------------------------------------------------------------------------
                                                                      3,928,007
--------------------------------------------------------------------------------
Chemicals--5.4%
     57,000   The Dow Chemical Co.*                                   2,041,170
     67,000   Engelhard Corp.                                         1,859,920
     61,100   Rohm and Haas Co.                                       2,028,520
--------------------------------------------------------------------------------
                                                                      5,929,610
--------------------------------------------------------------------------------
Consumer Products & Services--0.3%
     11,000   Newell Rubbermaid Inc.                                    277,970
--------------------------------------------------------------------------------
Electronics - Semiconductor--3.8%
    100,000   Agere Systems Inc., Class A Shares+                       700,000
     25,000   Applied Materials, Inc.+*                               1,248,250
     20,000   Lattice Semiconductor Corp.+                              435,200
     60,000   LSI Logic Corp.+*                                       1,098,600
    100,000   MEMC Electronic Materials, Inc.+                          690,000
  6,090,908   Power Spectra, Inc.+++                                     60,909
--------------------------------------------------------------------------------
                                                                      4,232,959
--------------------------------------------------------------------------------
Energy--7.2%
     20,000   Anadarko Petroleum Corp.*                               1,252,200
     15,000   Burlington Resources Inc.                                 733,500
     10,000   Murphy Oil Corp.*                                         840,500
     25,000   Transocean Sedco Forex Inc.*                            1,336,250
     42,500   USX - Marathon Group                                    1,374,875
     97,700   Varco International, Inc.+                              2,353,593
--------------------------------------------------------------------------------
                                                                      7,890,918
--------------------------------------------------------------------------------
Environmental Services--0.5%
     20,000   Waste Management, Inc.                                    559,600
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


      8 Security and Growth Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                     May 31, 2001
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Financial Services--4.5%
     40,700   Countrywide Credit Industries, Inc.                  $  1,576,311
     40,700   Equifax Inc.                                            1,427,756
     30,500   Federal Agricultural Mortgage Corp., Class C Shares+      983,625
     20,000   J.P. Morgan Chase & Co.                                   983,000
--------------------------------------------------------------------------------
                                                                      4,970,692
--------------------------------------------------------------------------------
Food & Beverage--0.0%
      5,100   Peet's Coffee & Tea Inc.+                                  41,973
--------------------------------------------------------------------------------
Healthcare--9.4%
     63,500   Aphton Corp.+                                           1,333,500
     50,000   Bentley Pharmaceuticals, Inc.+                            290,000
     62,500   Enzo Biochem, Inc.+                                     1,842,500
     50,000   Health Net Inc.+*                                         962,500
     20,000   ICN Pharmaceuticals, Inc.                                 604,600
      7,000   Novartis AG, Sponsored ADR*                               268,660
     85,000   Schering-Plough Corp.                                   3,565,750
    113,000   XOMA Ltd.+                                              1,437,360
--------------------------------------------------------------------------------
                                                                     10,304,870
--------------------------------------------------------------------------------
Insurance--1.3%
     70,000   First American Corp.                                    1,433,600
--------------------------------------------------------------------------------
Leisure--6.4%
     61,100   Callaway Golf Co.*                                      1,387,581
     86,600   Carnival Corp.*                                         2,444,718
     98,000   Hasbro, Inc.                                            1,470,000
      7,000   Marriott International, Inc., Class A Shares*             331,520
     81,400   Mattel, Inc.                                            1,448,920
--------------------------------------------------------------------------------
                                                                      7,082,739
--------------------------------------------------------------------------------
Real Estate--0.6%
     25,500   The St. Joe Co.                                           660,195
--------------------------------------------------------------------------------
Retail--1.5%
     56,000   Albertson's, Inc.                                       1,607,200
--------------------------------------------------------------------------------
Technology--5.9%
     30,000   Adobe Systems Inc.                                      1,193,100
     40,000   Electronics for Imaging, Inc.+                            960,400
     42,300   Hewlett-Packard Co.                                     1,240,236
    105,000   RealNetworks, Inc.+                                     1,156,050
     75,000   S1 Corp.+                                                 843,000
     12,000   Symantec Corp.+*                                          847,680
    125,000   Tarantella, Inc.+                                         212,500
--------------------------------------------------------------------------------
                                                                      6,452,966
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


     9  Security and Growth Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                     May 31, 2001
================================================================================

   SHARES                           SECURITY                            VALUE
================================================================================
Telecommunications--5.1%
     50,000   Corning Inc.                                         $    946,000
    125,000   Global Crossing Ltd.+                                   1,587,500
     20,000   Mobile Telesystems, Sponsored ADR+                        560,000
     25,000   Motorola, Inc.                                            367,500
     56,000   Nippon Telegraph and Telephone Corp., Sponsored ADR     1,747,200
     45,500   PT Indosat (Persero) Tbk , Sponsored ADR                  382,200
--------------------------------------------------------------------------------
                                                                      5,590,400
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost--$55,604,926)                                    65,372,087
================================================================================
CONVERTIBLE PREFERRED STOCK--0.9%
Technology--0.9%
    150,000   DECS Trust IV, 7.00% Exchangeable
              (Cost--$990,394)                                          972,000
================================================================================
    FACE
    AMOUNT                          SECURITY                            VALUE
================================================================================
U.S. TREASURY STRIPS--37.9%
$51,000,000   U.S. Treasury Strips, zero coupon due 8/15/05
              (Cost--$37,615,636)                                    41,601,720
================================================================================
REPURCHASE AGREEMENT--1.7%
  1,932,000   Morgan Stanley Dean Witter & Co., 3.980% due
                6/1/01; Proceeds at maturity--$1,932,214;
                (Fully collateralized by U.S. Treasury Notes,
                5.125% to 6.500% due 10/31/02 to 10/15/06;
                Market value--$1,971,031) (Cost--$1,932,000)          1,932,000
================================================================================

              TOTAL INVESTMENTS--100%
              (Cost--$96,142,956**)                                $109,877,807
================================================================================

*     All or a portion of this security is on loan (See Note 7).
+     Non-income producing security.
++    Security is valued by the Fund's Board of Trustees (See Note 6).
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


      10 Security and Growth Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)                     May 31, 2001
================================================================================

ASSETS:
   Investments, at value (Cost--$96,142,956)                        $109,877,807
   Cash                                                                      738
   Collateral for securities on loan (Note 7)                         14,387,761
   Dividends and interest receivable                                      64,519
--------------------------------------------------------------------------------
   Total Assets                                                      124,330,825
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 7)                            14,387,761
   Distribution fees payable                                              59,547
   Management fee payable                                                 47,977
   Payable for Fund shares purchased                                       4,611
   Accrued expenses                                                       76,925
--------------------------------------------------------------------------------
   Total Liabilities                                                  14,576,821
--------------------------------------------------------------------------------
Total Net Assets                                                    $109,754,004
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                       $      9,997
   Capital paid in excess of par value                                85,375,247
   Undistributed net investment income                                 1,106,651
   Accumulated net realized gain from security
     transactions and options                                          9,527,258
   Net unrealized appreciation of investments                         13,734,851
--------------------------------------------------------------------------------
Total Net Assets                                                    $109,754,004
================================================================================
Shares Outstanding                                                     9,997,285
--------------------------------------------------------------------------------
Net Asset Value (and redemption price)                              $      10.98
================================================================================

                       See Notes to Financial Statements.


     11  Security and Growth Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)
================================================================================

For the Six Months Ended May 31, 2001

INVESTMENT INCOME:
   Interest                                                        $  1,478,579
   Dividends                                                            396,107
   Less: Foreign withholding tax                                         (1,099)
--------------------------------------------------------------------------------
   Total Investment Income                                            1,873,587
--------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                              267,588
   Distribution fees (Note 2)                                           133,794
   Shareholder and system servicing fees                                 65,253
   Audit and legal                                                       17,282
   Shareholder communications                                            10,811
   Trustees' fees                                                         8,846
   Custody                                                                3,898
   Other                                                                  3,057
--------------------------------------------------------------------------------
   Total Expenses                                                       510,529
--------------------------------------------------------------------------------
Net Investment Income                                                 1,363,058
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND OPTIONS (NOTES 3 AND 5):
   Realized Gain From:
     Security transactions (excluding short-term securities)          5,337,618
     Options purchased                                                  669,292
     Options written                                                    362,931
--------------------------------------------------------------------------------
   Net Realized Gain                                                  6,369,841
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                              7,716,591
     End of period                                                   13,734,851
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                            6,018,260
--------------------------------------------------------------------------------
Net Gain on Investments and Options                                  12,388,101
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 13,751,159
================================================================================

                       See Notes to Financial Statements.


     12  Security and Growth Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended May 31, 2001 (unaudited) and the Year Ended November 30, 2000

                                                            2001           2000
================================================================================
OPERATIONS:
  Net investment income                             $  1,363,058   $  2,957,893
  Net realized gain                                    6,369,841     29,611,162
  Increase in net unrealized appreciation              6,018,260      3,093,610
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations              13,751,159     35,662,665
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                               (2,940,407)    (3,530,353)
  Net realized gains                                          --    (27,066,164)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                     (2,940,407)   (30,596,517)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                         6,275         45,740
  Net asset value of shares issued
    for reinvestment of dividends                      2,835,382     29,456,735
  Cost of shares reacquired                           (6,231,572)   (20,912,551)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                           (3,389,915)     8,589,924
--------------------------------------------------------------------------------
Increase in Net Assets                                 7,420,837     13,656,072

NET ASSETS:
  Beginning of period                                102,333,167     88,677,095
--------------------------------------------------------------------------------
  End of period*                                    $109,754,004   $102,333,167
================================================================================
* Includes undistributed net investment income of:  $  1,106,651   $  2,684,000
================================================================================

                       See Notes to Financial Statements.


     13  Security and Growth Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Security and Growth Fund ("Fund") is a separate investment fund of the Smith Barney Principal Return Fund ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are not currently offered for sale to new investors.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities are valued at the quoted bid price in the over-the-counter market; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At November 30, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under


     14  Security and Growth Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), through its Davis Skaggs Investment Management division, acts as investment manager of the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended May 31, 2001, the Fund paid transfer agent fees of $59,916 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the six months ended May 31, 2001, SSB and its affiliates received $4,170 in brokerage commissions.

Pursuant to a Distribution Plan, the Fund pays SSB a service fee calculated at an annual rate of 0.25% of the average daily net assets.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.


     15  Security and Growth Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

3. Investments

During the six months ended May 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $38,109,753
--------------------------------------------------------------------------------
Sales                                                                 40,071,115
================================================================================

At May 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $18,922,098
Gross unrealized depreciation                                       (5,187,247)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $13,734,851
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At May 31, 2001, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-


     16  Security and Growth Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following covered call option transactions occurred in the Fund during the six months ended May 31, 2001:

                                                       Number of
                                                       Contracts      Premiums
================================================================================
Options written, outstanding at November 30, 2000          300       $ 164,545
Options written                                          2,750         480,838
Options cancelled in closing purchase transactions      (2,750)       (492,538)
Options expired                                           (300)       (152,845)
--------------------------------------------------------------------------------
Options written, outstanding at May 31, 2001                --       $       0
================================================================================

6. Securities Valued by the Fund's Board of Trustees

The following securities held by the Fund on May 31, 2001, are illiquid and valued at fair value in good faith by, or under the direction of, the Fund's Board of Trustees taking into consideration the appropriate economic, financial and other pertinent available information pertaining to these securities.

                                            Value             Percentage
                   Acquisition               Per      Fair     of Total
Security              Date       Shares     Share    Value    Net Assets      Cost
====================================================================================
Power Spectra Inc.   9/11/95    4,090,908   $0.01   $40,909      0.04%    $3,272,726
------------------------------------------------------------------------------------
Power Spectra Inc.   4/10/97    2,000,000    0.01    20,000      0.02        500,000
====================================================================================


     17  Security and Growth Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At May 31, 2001, the Fund loaned common stocks having a value of $13,989,988 and held the following collateral for loaned securities:

Security Description                                                     Value
================================================================================
Time Deposits:
  Bank Brussels Lambert, 4.19% due 6/1/01                            $ 2,641,269
  CS First Boston Corp., 4.22% due 6/1/01                              1,804,135
  DG Bank AG, 4.19% due 6/1/01                                         1,411,932
  Union Bank of Switzerland, 4.28% due 6/1/01                          3,033,213

Floating Rate Notes:
  Bear, Stearns & Co., Inc., 6.68% due 7/13/01                           281,285
  Bear, Stearns & Co., Inc., 4.45% due 10/30/01                          949,892
  First Union Securities, Inc., 4.07% due 5/21/02                        342,399
  Sigma Financial Corp., 4.12% due 11/15/01                              730,269

Repurchase Agreements:
  J.P. Morgan Chase & Co., 4.03% due 6/1/01                              840,147
  Morgan Stanley Dean Witter & Co., 4.19% due 6/1/01                   2,353,220
--------------------------------------------------------------------------------
  Total                                                              $14,387,761
================================================================================

Income earned from securities lending by the Fund for the six months ended May 31, 2001 was $14,322.


     18  Security and Growth Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

8. Shares of Beneficial Interest

At May 31, 2001, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Fund were as follows:

                                    Six Months Ended           Year Ended
                                      May 31, 2001          November 30, 2000
================================================================================
Shares sold                                  620                    4,460
Shares issued on reinvestment            277,979                2,876,493
Shares reacquired                       (596,765)              (1,839,398)
--------------------------------------------------------------------------------
Net Increase (Decrease)                 (318,166)               1,041,555
================================================================================

9. Affiliated Transactions

At May 31, 2001, the Fund owned approximately 23% of Power Spectra, Inc. (with a value of $60,909), which represents less than 1% of the Fund's total net assets. Therefore, under the Investment Company Act of 1940, Power Spectra would be considered an affiliate of the Fund.


     19  Security and Growth Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

                                             2001(1)         2000         1999         1998         1997         1996
========================================================================================================================
Net Asset Value, Beginning of Period        $   9.92       $   9.56     $   8.73     $  10.12     $  10.22     $  10.68
------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.14           0.30         0.36         0.32         0.28         0.33
  Net realized and unrealized gain (loss)       1.21           3.85         0.78        (1.35)        1.40         0.82
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             1.35           4.15         1.14        (1.03)        1.68         1.15
------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.29)         (0.39)       (0.31)       (0.28)       (0.03)       (0.62)
  Net realized gains                              --          (3.40)          --        (0.08)       (1.75)       (0.99)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.29)         (3.79)       (0.31)       (0.36)       (1.78)       (1.61)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $  10.98       $   9.92     $   9.56     $   8.73     $  10.12     $  10.22
------------------------------------------------------------------------------------------------------------------------
Total Return                                   13.81%++       43.74%       13.47%      (10.43)%      16.42%       11.15%
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)        $    110       $    102     $     89     $    123     $    204     $    244
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.95%+         0.96%        0.92%        0.94%        0.92%        0.99%
  Net investment income                         2.55+          2.91         3.23         2.88         2.62         2.88
------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           36%            55%          31%          23%          20%          43%
========================================================================================================================

(1)   For the six months ended May 31, 2001 (unaudited).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


     20  Security and Growth Fund | 2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SECURITY AND
GROWTH FUND
--------------------------------------------------------------------------------

TRUSTEES

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon,
  Chairman
Jerome Miller
Ken Miller
John F. White, Emeritus

OFFICERS

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John G. Goode
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------
Security and Growth Fund
--------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney Principal Return Fund -- Security and Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after August 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SECURITY AND GROWTH FUND
Smith Barney Mutual Funds
7 World Trade Center
New York, New York 10048

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD0951 7/01